UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BELLACASA PRODUCTIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	58-2412118

(State of incorporation)	(IRS Employer Identification Number)

Universal Studios, 100 Universal City Plaza, Building #2352, Suite 305, Universal City, California 91608

(Address of principal executive office)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of each class to be registered	Name of each exchange on which each class is to be registered

Not Applicable	Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

Common Stock: $.0001 Par Value	Warrants: Class A Warrants, Class B Warrants

(Title of Class)	(Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

Incorporated herein by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-37752, as amended).

ITEM 2. EXHIBITS

EXHIBIT	DESCRIPTION

1.1	Specimen Common Stock certificate. Incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-37752, as amended).

1.2	Class A Redeemable Warrant Agreement including Form of Class A Redeemable Warrant Certificate. Incorporated herein by reference to Exhibit 3.6 to the Registrant's Registration Statement on Form SB-2 (File No. 333-37752, as amended).

1.3	Class B Redeemable Warrant Agreement including Form of Class B Redeemable Warrant Certificate. Incorporated herein by reference to Exhibit 3.7 to the Registrant's Registration Statement on Form SB-2 (File No. 333-37752, as amended).

2.1	Articles of Incorporation of Registrant. Incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-37752, as amended).

2.2	By-laws of Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (File No. 333-37752, as amended).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

BELLACASA PRODUCTIONS, INC.

Date:	March 26, 2002

By:	/s/ Frank LaLoggia

Frank LaLoggia President and Chief Executive Officer